UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1193

Fidelity Magellan Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders

Fidelity®

Magellan®

Fund

Annual Report

March 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended March 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Magellan® Fund	2.08%	10.42%	3.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Magellan® Fund on March 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Magellan® Fund

U.S. equities struggled during the 12-month period ending March 31, 2008, as the deteriorating housing market and the subprime mortgage crisis turned into a full-blown credit crisis. Home foreclosures soared to levels unseen since their historical tracking began, and the pace of new foreclosures was the fastest on record. Meanwhile, consumer spending - the largest component of the U.S. economy - was pinched by surging commodity prices, particularly for oil, which topped $100 per barrel in the later stages of the period. In response, the expectations component of the consumer confidence index declined to its lowest level since 1973. The Federal Reserve Board acted forcefully in an effort to contain the situation, cutting a key short-term lending rate six times by a total of three full percentage points. Despite these efforts, the Standard & Poor's 500SM Index fell 5.08% during the past year, while the technology-heavy NASDAQ Composite® Index declined 5.23%. The blue-chip Dow Jones Industrial AverageSM had a modest gain of 1.59%.

During the past year, the fund gained 2.08%, significantly beating the S&P 500®. Versus the index, both an underweighting and favorable stock picking in the financials sector were beneficial. Stock picking also helped in technology and materials, as did a large overweighting in the tech sector. In addition, currency fluctuations aided the fund's results. At the stock level, performance was bolstered by Finnish cellular handset provider Nokia, the fund's largest holding at period end and its biggest contributor to performance. Nokia already had roughly 40% of the world market in handsets and was rapidly gaining market share, particularly in fast-growing emerging markets such as China and India. Not owning index component Citigroup also added value, as that stock declined by more than half during the period. Other contributors included Monsanto, a maker of genetically modified seeds, China Life Insurance and Chinese online search and advertising provider Baidu.com. Nokia, China Life and Baidu.com were out-of-index holdings, and the latter two were sold by period end. On the negative side, underweightings in consumer staples and energy held back performance. For example, not owning integrated energy provider and major index component Exxon Mobil hurt the fund's results given the stock's low double-digit gain. A stake in homebuilder Lennar fared poorly amid continued weakness in the housing industry. Upscale coffee shop chain Starbucks was a disappointment as well.

Note to shareholders: The fund reopened to new accounts on January 15, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period* October 1, 2007 to March 31, 2008
Actual	$ 1,000.00	$ 891.00	$ 4.07
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.70	$ 4.34

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of March 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. sponsored ADR	6.0	6.5
Corning, Inc.	5.1	4.3
Canadian Natural Resources Ltd.	2.8	2.3
Staples, Inc.	2.8	2.2
Monsanto Co.	2.6	1.7
Google, Inc. Class A (sub. vtg.)	2.1	3.4
Applied Materials, Inc.	1.9	0.8
America Movil SAB de CV Series L sponsored ADR	1.7	0.8
Suncor Energy, Inc.	1.6	0.8
Allergan, Inc.	1.5	1.8
	28.1
Top Five Market Sectors as of March 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.5	28.1
Energy	13.7	9.5
Health Care	12.0	10.4
Industrials	11.5	15.0
Financials	10.2	14.3
Asset Allocation (% of fund's net assets)
As of March 31, 2008 *		As of September 30, 2007 **
	Stocks 98.9%		Stocks 98.6%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	26.4%	** Foreign investments	29.4%

Annual Report

Investments March 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.2%
Johnson Controls, Inc.	2,000,000	$ 67,600
Distributors - 0.2%
Li & Fung Ltd.	20,000,000	74,138
Hotels, Restaurants & Leisure - 2.2%
Ctrip.com International Ltd. sponsored ADR	8,025,108	425,491
Life Time Fitness, Inc. (a)	200,000	6,242
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	274,700	3,126
Royal Caribbean Cruises Ltd.	4,500,000	148,050
Starbucks Corp. (a)	8,562,616	149,846
Starwood Hotels & Resorts Worldwide, Inc.	1,973,827	102,146
Town Sports International Holdings, Inc. (a)(e)	1,684,400	10,797
		845,698
Household Durables - 1.1%
D.R. Horton, Inc.	3,787,100	59,647
KB Home (d)	800,000	19,784
Lennar Corp. Class A	9,631,376	181,166
Toll Brothers, Inc. (a)(d)	7,000,000	164,360
		424,957
Internet & Catalog Retail - 0.1%
B2W Companhia Global Do Varejo	1,000,000	34,101
Leisure Equipment & Products - 0.0%
Brunswick Corp.	421,943	6,738
Media - 0.9%
Cinemark Holdings, Inc.	238,900	3,056
E.W. Scripps Co. Class A	3,202,223	134,525
Live Nation, Inc. (a)	2,823,864	34,253
The DIRECTV Group, Inc. (a)	3,000,000	74,370
Time Warner, Inc.	8,000,000	112,160
		358,364
Multiline Retail - 0.3%
Target Corp.	2,041,700	103,473
Specialty Retail - 3.4%
Staples, Inc. (e)	48,309,255	1,068,118
Yamada Denki Co. Ltd.	2,509,100	218,751
		1,286,869
Textiles, Apparel & Luxury Goods - 1.1%
Asics Corp.	2,500,000	29,042
Lululemon Athletica, Inc. (d)	674,500	19,176
LVMH Moet Hennessy - Louis Vuitton	562,200	62,568
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	3,597,000	$ 244,596
Polo Ralph Lauren Corp. Class A	1,150,000	67,034
		422,416
TOTAL CONSUMER DISCRETIONARY		3,624,354
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	7,841,972	317,678
Sysco Corp.	3,000,000	87,060
United Natural Foods, Inc. (a)(e)	4,143,500	77,525
Wumart Stores, Inc. (H Shares)	25,000,000	22,036
		504,299
Food Products - 1.0%
Bunge Ltd.	1,000,000	86,880
Cosan Ltd. Class A	3,181,700	39,199
Cosan SA Industria e Comercio	3,000,000	44,108
Flowers Foods, Inc.	612,600	15,162
McCormick & Co., Inc. (non-vtg.)	500,000	18,485
Nestle SA (Reg.)	336,600	168,190
		372,024
Household Products - 0.1%
Energizer Holdings, Inc. (a)	500,000	45,240
Personal Products - 0.2%
Avon Products, Inc.	2,266,447	89,615
Bare Escentuals, Inc. (a)(d)	76,400	1,789
		91,404
TOTAL CONSUMER STAPLES		1,012,967
ENERGY - 13.7%
Energy Equipment & Services - 0.9%
Atwood Oceanics, Inc. (a)	500,000	45,860
Nabors Industries Ltd. (a)	1,000,000	33,770
National Oilwell Varco, Inc. (a)	2,820,700	164,672
Smith International, Inc.	557,200	35,789
Transocean, Inc. (a)	285,420	38,589
		318,680
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 12.8%
Apache Corp.	3,967,910	$ 479,403
Arch Coal, Inc.	6,552,533	285,035
Canadian Natural Resources Ltd.	15,909,300	1,088,980
Chesapeake Energy Corp.	3,000,000	138,450
Denbury Resources, Inc. (a)	7,500,000	214,125
Energy Transfer Equity LP	1,000,000	31,240
Enterprise Products Partners LP	700,000	20,790
EOG Resources, Inc.	2,727,200	327,264
Hess Corp.	4,000,000	352,720
Marathon Oil Corp.	262,188	11,956
OAO Gazprom sponsored ADR	2,000,000	102,000
Occidental Petroleum Corp.	3,000,000	219,510
Patriot Coal Corp. (a)	928,233	43,599
Peabody Energy Corp.	7,282,338	371,399
Petrobank Energy & Resources Ltd. (a)(d)	3,718,100	169,136
Plains Exploration & Production Co. (a)	2,695,000	143,212
Sibir Energy PLC	3,000,000	32,681
Suncor Energy, Inc.	6,149,400	594,274
Teekay Corp.	340,000	14,440
Valero Energy Corp.	3,000,000	147,330
Westernzagros Resources Ltd. (a)	1,000,000	2,377
XTO Energy, Inc.	2,000,000	123,720
		4,913,641
TOTAL ENERGY		5,232,321
FINANCIALS - 10.2%
Capital Markets - 3.1%
Bank of New York Mellon Corp.	3,000,000	125,190
Bear Stearns Companies, Inc.	2,954,466	30,992
Charles Schwab Corp.	3,000,000	56,490
Evercore Partners, Inc. Class A	87,600	1,555
Franklin Resources, Inc.	2,110,800	204,726
GLG Partners, Inc.	949,950	11,276
Goldman Sachs Group, Inc.	1,000,000	165,390
Lehman Brothers Holdings, Inc.	1,700,000	63,988
MCF Corp. (a)	105,086	414
Morgan Stanley	6,500,000	297,050
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	1,285,306	$ 101,539
T. Rowe Price Group, Inc.	2,500,000	125,000
		1,183,610
Commercial Banks - 0.2%
Banco do Brasil SA	1,301,000	17,141
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	600,000	5,220
SVB Financial Group (a)	1,212,400	52,909
		75,270
Consumer Finance - 0.3%
American Express Co.	1,927,216	84,258
Capital One Financial Corp.	1,000,000	49,220
		133,478
Diversified Financial Services - 1.6%
Bank of America Corp.	5,000,000	189,550
Bovespa Holding SA	526,000	7,119
Hyde Park Acquisition Corp. unit	200,000	1,800
JPMorgan Chase & Co.	9,500,000	408,025
MSCI, Inc. Class A	103,600	3,082
		609,576
Insurance - 4.5%
ACE Ltd.	1,270,860	69,974
AMBAC Financial Group, Inc.	10,000,000	57,500
American International Group, Inc.	8,931,370	386,282
Berkshire Hathaway, Inc. Class A (a)	557	74,304
Endurance Specialty Holdings Ltd.	555,800	20,342
Everest Re Group Ltd.	1,700,000	152,201
Hartford Financial Services Group, Inc.	1,000,000	75,770
MBIA, Inc. (d)(e)	12,875,000	157,333
MetLife, Inc.	4,000,000	241,040
Millea Holdings, Inc.	4,000,000	148,828
Principal Financial Group, Inc.	2,000,000	111,440
Prudential Financial, Inc.	1,500,000	117,375
W.R. Berkley Corp.	1,856,250	51,400
Willis Group Holdings Ltd.	2,000,000	67,220
		1,731,009
Real Estate Investment Trusts - 0.4%
Developers Diversified Realty Corp.	2,604,700	109,085
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
General Growth Properties, Inc.	224,200	$ 8,558
Kimco Realty Corp.	679,800	26,628
		144,271
Real Estate Management & Development - 0.0%
GAGFAH SA (d)	99,700	1,870
Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp. (d)	5,019,195	27,606
TOTAL FINANCIALS		3,906,690
HEALTH CARE - 12.0%
Biotechnology - 3.8%
Biogen Idec, Inc. (a)	3,398,510	209,654
Celgene Corp. (a)	1,000,000	61,290
Cephalon, Inc. (a)	1,521,130	97,961
CSL Ltd.	2,000,000	67,475
Genentech, Inc. (a)	3,934,000	319,362
Gilead Sciences, Inc. (a)	11,479,396	591,533
OSI Pharmaceuticals, Inc. (a)(e)	3,198,900	119,607
		1,466,882
Health Care Equipment & Supplies - 2.1%
Becton, Dickinson & Co.	4,981,600	427,670
C.R. Bard, Inc.	1,869,300	180,201
Gen-Probe, Inc. (a)	500,000	24,100
Greatbatch, Inc. (a)(e)	2,181,700	40,165
Hillenbrand Industries, Inc.	500,000	23,900
Integra LifeSciences Holdings Corp. (a)(d)	500,000	21,735
Mentor Corp. (d)(e)	3,094,971	79,603
Mindray Medical International Ltd. sponsored ADR	51,400	1,488
		798,862
Health Care Providers & Services - 1.4%
Amedisys, Inc. (a)	600,000	23,604
athenahealth, Inc. (d)	966,300	22,872
Brookdale Senior Living, Inc. (d)	3,867,200	92,426
Express Scripts, Inc. (a)	1,000,000	64,320
Henry Schein, Inc. (a)	1,000,000	57,400
LHC Group, Inc. (a)	500,000	8,400
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	5,150,100	$ 225,523
Tenet Healthcare Corp. (a)	7,000,000	39,620
		534,165
Health Care Technology - 0.1%
Cerner Corp. (a)	1,189,631	44,349
Life Sciences Tools & Services - 2.1%
Affymetrix, Inc. (a)	28,700	500
Charles River Laboratories International, Inc. (a)	1,804,700	106,369
Covance, Inc. (a)	2,000,000	165,940
Pharmaceutical Product Development, Inc.	4,500,000	188,550
Thermo Fisher Scientific, Inc. (a)	2,471,500	140,480
Varian, Inc. (a)	678,171	39,280
Waters Corp. (a)	3,198,600	178,162
		819,281
Pharmaceuticals - 2.5%
Allergan, Inc.	10,531,463	593,869
Matrixx Initiatives, Inc. (a)	400,000	5,856
Medicis Pharmaceutical Corp. Class A	2,000,000	39,380
Merck & Co., Inc.	4,837,525	183,584
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,000,000	92,380
XenoPort, Inc. (a)	800,000	32,376
		947,445
TOTAL HEALTH CARE		4,610,984
INDUSTRIALS - 11.4%
Aerospace & Defense - 3.3%
BE Aerospace, Inc. (a)	1,784,410	62,365
General Dynamics Corp.	1,000,000	83,370
Honeywell International, Inc.	6,795,400	383,396
Lockheed Martin Corp.	1,000,000	99,300
Raytheon Co.	2,000,000	129,220
Raytheon Co. warrants 6/16/11 (a)	204,836	5,715
Rockwell Collins, Inc.	3,000,000	171,450
United Technologies Corp.	4,800,000	330,336
		1,265,152
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	4,000,000	217,600
Expeditors International of Washington, Inc.	6,231,600	281,544
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
Forward Air Corp.	390,000	$ 13,822
UTI Worldwide, Inc.	2,000,000	40,160
		553,126
Airlines - 0.2%
JetBlue Airways Corp. (a)(d)	6,241,552	36,201
Southwest Airlines Co.	3,000,000	37,200
		73,401
Commercial Services & Supplies - 1.7%
American Reprographics Co. (a)	915,340	13,584
Equifax, Inc. (e)	8,485,262	292,572
Heidrick & Struggles International, Inc.	476,228	15,492
Manpower, Inc.	913,882	51,415
Monster Worldwide, Inc. (a)	5,951,938	144,096
Robert Half International, Inc.	5,124,900	131,915
		649,074
Construction & Engineering - 0.3%
Chicago Bridge & Iron Co. NV (NY Shares)	2,560,000	100,454
MYR Group, Inc. (a)(e)(f)	1,810,900	25,353
		125,807
Electrical Equipment - 2.3%
Emerson Electric Co.	5,464,800	281,219
First Solar, Inc. (a)	500,000	115,570
Q-Cells AG (a)(d)	400,700	39,762
Renewable Energy Corp. AS (a)(d)	9,341,800	260,473
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	1,998,160	81,045
Vestas Wind Systems AS (a)	1,000,000	109,233
		887,302
Machinery - 1.5%
Cummins, Inc.	1,000,000	46,820
Danaher Corp.	3,000,000	228,090
Illinois Tool Works, Inc.	1,000,000	48,230
Mori Seiki Co. Ltd.	1,000,000	18,155
Mueller Water Products, Inc. Class B	3,304,885	26,042
SPX Corp.	1,600,000	167,840
Sulzer AG (Reg.)	40,000	52,882
Trivest 1992 Special Fund Ltd. (g)	26,600,000	0
		588,059
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.5%
Canadian National Railway Co.	2,000,000	$ 96,961
Landstar System, Inc.	904,300	47,168
Localiza Rent a Car SA	4,500,000	42,825
		186,954
Trading Companies & Distributors - 0.1%
Watsco, Inc. (d)	500,000	20,710
Transportation Infrastructure - 0.0%
The Sumitomo Warehouse Co. Ltd.	1,000,000	4,748
TOTAL INDUSTRIALS		4,354,333
INFORMATION TECHNOLOGY - 30.5%
Communications Equipment - 14.7%
Ciena Corp. (a)	1,024,282	31,579
Cisco Systems, Inc. (a)	18,950,300	456,513
Corning, Inc. (e)	81,272,600	1,953,793
Foxconn International Holdings Ltd. (a)	5,000,000	6,746
Juniper Networks, Inc. (a)	7,817,200	195,430
Motorola, Inc.	22,698,885	211,100
Nokia Corp. sponsored ADR	72,018,200	2,292,337
Polycom, Inc. (a)	958,100	21,596
QUALCOMM, Inc.	1,000,000	41,000
Research In Motion Ltd. (a)	3,752,900	421,188
		5,631,282
Computers & Peripherals - 2.8%
Apple, Inc. (a)	2,223,900	319,130
EMC Corp. (a)	12,000,000	172,080
Hewlett-Packard Co.	6,000,000	273,960
Seagate Technology	5,500,000	115,170
Western Digital Corp. (a)	7,655,962	207,017
		1,087,357
Electronic Equipment & Instruments - 2.1%
Amphenol Corp. Class A	4,736,900	176,450
FLIR Systems, Inc. (a)(e)	8,638,800	259,941
Hon Hai Precision Industry Co. Ltd. (Foxconn)	36,000,000	206,141
Ingram Micro, Inc. Class A (a)	3,000,000	47,490
Nippon Electric Glass Co. Ltd.	7,500,000	117,780
		807,802
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	1,263,400	$ 35,577
Google, Inc. Class A (sub. vtg.) (a)	1,801,000	793,286
VeriSign, Inc. (a)	7,700,000	255,948
WebMD Health Corp. Class A (a)(d)	95,700	2,256
Yahoo!, Inc. (a)	4,394,700	127,139
		1,214,206
IT Services - 1.3%
Accenture Ltd. Class A	1,500,000	52,755
Cognizant Technology Solutions Corp. Class A (a)	8,318,596	239,825
Infosys Technologies Ltd. sponsored ADR	3,199,773	114,456
Visa, Inc.	1,608,400	100,300
		507,336
Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials, Inc.	37,000,000	721,870
ASML Holding NV (NY Shares)	4,000,001	99,240
Broadcom Corp. Class A (a)	4,500,000	86,715
Himax Technologies, Inc. sponsored ADR	2,000,000	9,700
Lam Research Corp. (a)	499,200	19,079
O2Micro International Ltd. sponsored ADR (a)	700,000	5,411
Samsung Electronics Co. Ltd.	765,233	481,361
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,588,000	13,339
Teradyne, Inc. (a)(e)	11,029,691	136,989
		1,573,704
Software - 2.3%
Adobe Systems, Inc. (a)	2,500,000	88,975
Concur Technologies, Inc. (a)	1,000,000	31,050
Electronic Arts, Inc. (a)	4,000,000	199,680
Longtop Financial Technologies Ltd. ADR	29,200	551
McAfee, Inc. (a)	2,000,000	66,180
Nintendo Co. Ltd.	100,000	52,318
Nuance Communications, Inc. (a)	2,000,000	34,820
Oracle Corp. (a)	20,395,000	398,926
		872,500
TOTAL INFORMATION TECHNOLOGY		11,694,187
MATERIALS - 5.6%
Chemicals - 3.6%
Albemarle Corp.	1,000,000	36,520
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Ecolab, Inc.	1,000,000	$ 43,430
Minerals Technologies, Inc.	500,000	31,400
Monsanto Co.	9,117,600	1,016,612
Praxair, Inc.	3,000,000	252,690
		1,380,652
Metals & Mining - 2.0%
Alcoa, Inc.	2,000,000	72,120
Eldorado Gold Corp. (a)	3,000,000	20,690
Goldcorp, Inc.	2,000,000	77,713
Kinross Gold Corp.	3,000,000	66,920
Newcrest Mining Ltd.	5,567,245	169,811
Newmont Mining Corp.	4,000,000	181,200
Nucor Corp.	1,000,000	67,740
Randgold Resources Ltd. sponsored ADR	2,586,800	119,872
		776,066
TOTAL MATERIALS		2,156,718
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.1%
Embarq Corp.	333,051	13,355
Telefonica SA sponsored ADR	2,500,000	216,275
Verizon Communications, Inc.	5,791,000	211,082
		440,712
Wireless Telecommunication Services - 1.8%
America Movil SAB de CV Series L sponsored ADR	10,405,500	662,726
Leap Wireless International, Inc. (a)	500,000	23,300
		686,026
TOTAL TELECOMMUNICATION SERVICES		1,126,738
UTILITIES - 0.5%
Electric Utilities - 0.4%
Entergy Corp.	1,000,000	109,080
PPL Corp.	500,000	22,960
		132,040
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.1%
Sempra Energy	1,000,000	$ 53,280
TOTAL UTILITIES		185,320
TOTAL COMMON STOCKS (Cost $31,306,389)		37,904,612
Convertible Bonds - 0.1%
	Principal Amount (000s)
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Sunpower Corp. 1.25% 2/15/27	$ 9,980	14,758
TOTAL CONVERTIBLE BONDS (Cost $15,918)		14,758
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 2.69% (b)	318,037,214	318,037
Fidelity Securities Lending Cash Central Fund, 2.84% (b)(c)	412,218,790	412,219
TOTAL MONEY MARKET FUNDS (Cost $730,256)		730,256
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 1.44%, dated 3/31/08 due 4/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $12,204)	$ 12,204	12,204
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $32,064,767)		38,661,830
NET OTHER ASSETS - (0.9)%		(339,546)
NET ASSETS - 100%		$ 38,322,284
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,353,000 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000's)
$12,204,000 due 4/01/08 at 1.44%
Banc of America Securities LLC	$ 2,199
Barclays Capital, Inc.	4,030
Lehman Brothers, Inc.	5,975
$ 12,204
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 28,410
Fidelity Securities Lending Cash Central Fund	10,125
Total	$ 38,535
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arch Coal, Inc.	$ 239,420	$ -	$ 41,694	$ 1,922	$ -
BEA Systems, Inc.	233,829	-	232,374	-	-
Brookdale Senior Living, Inc.	137,789	88,854	53,400	-	-
Corning, Inc.	1,705,500	147,435	-	11,877	1,953,793
Ctrip.com International Ltd. sponsored ADR	268,717	74	-	1,111	-
Daiei, Inc.	144,276	-	66,310	-	-
Dice Holdings, Inc.	-	41,122	19,585	-	-
Equifax, Inc.	145,800	74,644	-	1,018	292,572
FLIR Systems, Inc.	142,680	20,656	-	-	259,941
General Cable Corp.	-	212,348	200,313	-	-
Greatbatch, Inc.	55,633	-	-	-	40,165
InPhonic, Inc.	21,800	-	10,972	-	-
MBIA, Inc.	-	258,408	17,549	1,190	157,333
Mentor Corp.	133,629	7,892	-	2,476	79,603
MYR Group, Inc.	-	23,542	-	-	25,353
Orbitz Worldwide, Inc.	-	106,504	67,372	-	-
OSI Pharmaceuticals, Inc.	105,564	-	-	-	119,607
Peabody Energy Corp.	767,753	-	564,770	3,283	-
Seagate Technology	1,103,729	162,841	1,050,583	6,209	-
Staples, Inc.	643,881	567,951	-	15,943	1,068,118
Supertex, Inc.	33,210	15,419	31,011	-	-
Syntax-Brillian Corp.	-	40,250	29,125	-	-
TALX Corp.	95,629	-	-	-	-
Teradyne, Inc.	327,579	6,079	130,698	-	136,989
Town Sports International Holdings, Inc.	-	26,248	874	-	10,797
United Natural Foods, Inc.	126,957	-	-	-	77,525
Total	$ 6,433,375	$ 1,800,267	$ 2,516,630	$ 45,029	$ 4,221,796
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.6%
Canada	6.5%
Finland	6.0%
Cayman Islands	1.8%
Mexico	1.7%
Japan	1.6%
Korea (South)	1.3%
Bermuda	1.1%
Others (individually less than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	March 31, 2008

Assets
Investment in securities, at value (including securities loaned of $400,913 and repurchase agreements of $12,204) - See accompanying schedule: Unaffiliated issuers (cost $27,465,523)	$ 33,709,778
Fidelity Central Funds (cost $730,256)	730,256
Other affiliated issuers (cost $3,868,988)	4,221,796
Total Investments (cost $32,064,767)		$ 38,661,830
Foreign currency held at value (cost $21,995)		21,985
Receivable for investments sold		158,104
Receivable for fund shares sold		24,994
Dividends receivable		39,292
Interest receivable		16
Distributions receivable from Fidelity Central Funds		1,376
Prepaid expenses		105
Other receivables		2,197
Total assets		38,909,899

Liabilities
Payable for investments purchased	$ 36,190
Payable for fund shares redeemed	110,341
Accrued management fee	20,725
Other affiliated payables	6,149
Other payables and accrued expenses	1,991
Collateral on securities loaned, at value	412,219
Total liabilities		587,615

Net Assets		$ 38,322,284
Net Assets consist of:
Paid in capital		$ 30,203,709
Undistributed net investment income		3,217
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,518,250
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,597,108
Net Assets, for 465,875 shares outstanding		$ 38,322,284
Net Asset Value, offering price and redemption price per share ($38,322,284 ÷ 465,875 shares)		$ 82.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended March 31, 2008

Investment Income
Dividends (including $45,029 earned from other affiliated issuers)		$ 434,346
Interest		714
Income from Fidelity Central Funds		38,535
Total income		473,595

Expenses
Management fee Basic fee	$ 241,149
Performance adjustment	(5,313)
Transfer agent fees	74,546
Accounting and security lending fees	2,482
Custodian fees and expenses	1,783
Independent trustees' compensation	166
Appreciation in deferred trustee compensation account	20
Registration fees	136
Audit	327
Legal	666
Interest	8
Miscellaneous	349
Total expenses before reductions	316,319
Expense reductions	(3,145)	313,174
Net investment income (loss)		160,421
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1)	4,630,810
Other affiliated issuers	(142,543)
Investment not meeting investment restrictions	7,942
Foreign currency transactions	(1,043)
Total net realized gain (loss)		4,495,166
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,360,077)
Assets and liabilities in foreign currencies	(260)
Total change in net unrealized appreciation (depreciation)		(3,360,337)
Net gain (loss)		1,134,829
Net increase (decrease) in net assets resulting from operations		$ 1,295,250

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2008	Year ended March 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 160,421	$ 186,935
Net realized gain (loss)	4,495,166	3,867,362
Change in net unrealized appreciation (depreciation)	(3,360,337)	(2,769,109)
Net increase (decrease) in net assets resulting from operations	1,295,250	1,285,188
Distributions to shareholders from net investment income	(198,794)	(234,328)
Distributions to shareholders from net realized gain	(5,306,194)	(11,044,948)
Total distributions	(5,504,988)	(11,279,276)
Share transactions Proceeds from sales of shares	3,471,068	2,483,447
Reinvestment of distributions	5,364,952	10,983,346
Cost of shares redeemed	(9,459,108)	(10,790,171)
Net increase (decrease) in net assets resulting from share transactions	(623,088)	2,676,622
Total increase (decrease) in net assets	(4,832,826)	(7,317,466)

Net Assets
Beginning of period	43,155,110	50,472,576
End of period (including undistributed net investment income of $3,217 and undistributed net investment income of $50,243, respectively)	$ 38,322,284	$ 43,155,110
Other Information Shares
Sold	38,165	27,168
Issued in reinvestment of distributions	57,152	116,822
Redeemed	(102,008)	(118,875)
Net increase (decrease)	(6,691)	25,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended March 31,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 91.32	$ 112.80	$ 101.00	$ 99.13	$ 76.69
Income from Investment Operations
Net investment income (loss) C	.34	.37	.91	1.26 F	.76
Net realized and unrealized gain (loss)	2.72	3.31	14.87	1.85	22.44
Total from investment operations	3.06	3.68	15.78	3.11	23.20
Distributions from net investment income	(.44)	(.50)	(.98)	(1.24)	(.76)
Distributions from net realized gain	(11.68)	(24.66)	(3.00)	-	-
Total distributions	(12.12)	(25.16)	(3.98)	(1.24)	(.76)
Net asset value, end of period	$ 82.26	$ 91.32	$ 112.80	$ 101.00	$ 99.13
Total Return A, B	2.08%	3.21%	15.89%	3.14%	30.35%
Ratios to Average Net Assets D, G
Expenses before reductions	.73%	.54%	.59%	.63%	.70%
Expenses net of fee waivers, if any	.73%	.54%	.59%	.63%	.70%
Expenses net of all reductions	.72%	.53%	.56%	.62%	.70%
Net investment income (loss)	.37%	.41%	.86%	1.26% F	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 38,322	$ 43,155	$ 50,473	$ 56,891	$ 66,797
Portfolio turnover rate E	57%	41%	74%	6%	13%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.35 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .91%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Magellan Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Fund was closed to most new accounts effective the close of business on September 30, 1997 and reopened on January 15, 2008. On January 17, 2008, the Board of Trustees approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Magellan on May 9, 2008.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,857,324
Unrealized depreciation	(2,341,887)
Net unrealized appreciation (depreciation)	6,515,437
Undistributed ordinary income	4,943
Undistributed long-term capital gain	1,308,382

Cost for federal income tax purposes	$ 32,146,393

The tax character of distributions paid was as follows:

	March 31, 2008	March 31, 2007
Ordinary Income	$ 198,794	$ 234,328
Long-term Capital Gains	5,306,194	11,044,948
Total	$ 5,504,988	$ 11,279,276

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $24,122,980 and $29,852,364, respectively. The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc, (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $419 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,578	5.38%	$ 6

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $80 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $10,125.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,269. The weighted average interest rate was 3.81%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,135 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $41 and $1,969, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $2,190, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 12, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 376 funds advised by FMR or an affiliate. Mr. Curvey oversees 371 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Magellan Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Magellan Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Magellan Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Magellan. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Magellan. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Magellan. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Magellan. He also serves as Secretary of other Fidelity funds; Senior Vice President (2007-present), General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President of FMR Co., Inc. (2001-2007) and FMR (1997-2007), and Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Magellan. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of Magellan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Magellan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Magellan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Magellan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Magellan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Magellan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Magellan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Magellan. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Magellan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Magellan Fund voted to pay on May 5, 2008, to shareholders of record at the opening of business on May 2, 2008, a distribution of $2.86 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.01 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2008, $4,527,925,056, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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MAG-UANNPRO-0508
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Item 2. Code of Ethics

As of the end of the period, March 31, 2008, Fidelity Magellan Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Magellan Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Magellan Fund	$265,000	$294,000
All funds in the Fidelity Group of Funds audited by PwC	$13,800,000	$14,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended March 31, 2008 and March 31, 2007 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Magellan Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2008A	2007A
Fidelity Magellan Fund	$4,900	$4,800
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2008A	2007A
Fidelity Magellan Fund	$24,100	$29,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2008A	2007A
PwC	$175,000	$170,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not applicable.

(g) For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate fees billed by PwC of $1,705,000A and $1,365,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A
Covered Services	$205,000	$205,000
Non-Covered Services	$1,500,000	$1,160,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Magellan Fund

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	May 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	May 29, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	May 29, 2008